ANNUAL REPORT
DECEMBER 31, 2000


Mercury Low
Duration VIP
Portfolio


OF MERCURY
HW VARIABLE TRUST



This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

The Fund may invest a portion of its assets in non-investment grade debt securities, commonly referred to as high yield "junk" bonds, which may be subject to greater market fluctuations and risk of loss of income and principal than securities in higher rating categories. The Fund may also invest a portion of its assets in emerging markets and other foreign securities, which involve special risks including fluctuating foreign exchange rates, foreign government regulations, differing degrees of liquidity, and the possibility of substantial volatility due to adverse political, economic or other developments.


Mercury Low Duration VIP Portfolio of
Mercury HW Variable Trust
725 South Figueroa Street, Suite 4000
Los Angeles, CA
90017-5400


Printed on post-consumer recycled paper


OFFICERS AND TRUSTEES

Robert L. Burch III, Trustee
John A. G. Gavin, Trustee
Joe Grills, Trustee
Nigel Hurst-Brown, Trustee
Madeline A. Kleiner, Trustee
Richard R. West, Trustee
Nancy D. Celick, President
Donald C. Burke, Vice President and Treasurer
Anna Marie S. Lopez, Assistant Treasurer and Assistant Secretary
Turner Swan, Secretary
Gracie Fermelia, Vice President and Assistant Secretary

Custodian
Brown Brothers Harriman &Co.
40 Water Street
Boston, MA 02109-3661

Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(888) 763-2260


December 31, 2000

Mercury Low Duration VIP Portfolio



DEAR SHAREHOLDER

Effective October 6, 2000, Low Duration VIP Portfolio, a fund of Hotchkis and Wiley Variable Trust, became Mercury Low Duration VIP Portfolio, a fund of Mercury HW Variable Trust. Although the Fund's name has changed, its investment objective remains the same: to maximize total return, consistent with preservation of capital.

We are pleased to present to you this annual report of Mercury Low Duration VIP Portfolio for the fiscal year ended December 31, 2000.

Fiscal Year in Review
After expanding at more than a 5% annualized pace during the first half of 2000, gross domestic product (GDP) growth slowed markedly during the last six months of the year. This slowdown engineered by the Federal Reserve Board was welcomed by the bond market with falling interest rates and improved absolute performance. Treasury rates declined dramatically, with 30-year Treasury issues ending the year yielding 5.5%, 102 basis points (1.02%) less than where they began the year. Being more sensitive to future Federal Reserve Board policy, the five-year Treasury yield decreased by 137 basis points during 2000. Meanwhile, as the Federal Reserve Board was actually raising overnight rates, shorter-term yields increased, with the three-month Treasury yield ending the year at 5.9%, 57 basis points higher than a year earlier. The yield curve began 2000 in its normal shape, that is, upwardly sloping. This "normal" shape compensates longer-maturity bondholders with higher yields for the greater inflation risk that they assume. Early in the year, the curve began to invert and short-to-intermediate yields actually rose above longer-term interest rates. By the end of the year, the yield curve was only partially inverted, with short-term interest rates remaining above intermediate-term and long-term interest rates--a manifestation of the expectation for declining future short-term interest rates.

Several factors shaped this environment and acted to slow the economy during the fiscal year. First, monetary policy as enacted by the Federal Reserve Board was key. From June 1999 through June 2000, the Federal Reserve Board raised interest rates on six separate occasions by 175 total basis points in order to engineer a slowdown to a more sustainable growth rate. With annualized growth of more than 8% in the fourth quarter of 1999, it became clear to us that the Federal Reserve Board's tightening policy was warranted. Monetary policy operates with a lag, so the effects of this tighter policy have only recently begun to impact the real economy.

Other factors were also important in slowing the economy. Volatility in equity markets, as the Internet bubble burst and corporate earnings slowed, caused consumers and businesses to lose confidence, slowing consumption and investment. Strong growth led to a sub-4% unemployment rate and it became more difficult to add quality workers and continue to increase production. Strong growth also led to an imbalance of energy supply and demand, with oil, natural gas and electricity price increases creating national headlines since mid-year. These factors had a significant effect on the economy, just as the Federal Reserve Board's prior tightening was beginning to take hold. During the last several years, much went right for the US economy and equity markets. Signs quickly began to emerge that all was beginning to unravel as a majority of economic indicators rapidly turned down in the fourth quarter. Economists began discussing a "hard landing" and a recessionary environment, and began to call on the Federal Reserve Board to lower interest rates.

Throughout the year, inflation remained benign with the noted exception of energy price spikes. The largest year-over-year increases in the consumer price index and producer price index registered at 3.8% and 4.5%, respectively, during the last half of the year. When food and energy prices are removed, the maximum year-over-year increases registered in the consumer price index and producer price index in 2000 were 2.6% and 1.5%, respectively. Although the threat of inflation is always an issue for the bond market, actual inflation clearly has not been a problem. This is important since the Federal Reserve Board would be extremely hesitant to stimulate the economy by lowering interest rates if current inflation were present.

Although this environment strongly benefited Treasury and agency securities during 2000, other sectors of the bond market did not fare quite as well. The outperformance of government-backed securities has been a persistent trend since the beginning of the year when the US Treasury announced that it would use the surplus to buy back Treasury securities. Indeed, normally, an environment including positive economic and earnings growth, a vigilant central bank and benign inflation would lead to the outperformance of "spread", or non-Treasury, sectors. The most surprising aspect of bond market behavior in 2000 was the significant underperformance of spread sectors given the historically positive environment. Much of this occurred prior to any signs of the economy actually slowing. During 2000, corporate securities underperformed. In general, lower-quality bonds fared the worst. Many below-investment-grade bonds posted negative total returns for the year as the negative price effects of spread widening more than offset their initial yield advantage. Asset-backed securities and mortgage-backed securities also underperformed as investors became more concerned with the quality of the underlying collateral and began to worry about call risk by year end. Commercial mortgage-backed securities were one bright spot, outperforming based upon strong fundamentals and attractive valuations.

For the year ended December 31, 2000, the Fund had a total return of +7.21%. (Fund results shown do not reflect insurance-related fees and expenses and would be lower if insurance-related fees and expenses were included. Complete performance information can be found on pages 6 and 7 of this report to shareholders.) Absolute performance for the Fund increased as the economy slowed and the bond market rallied. More interest rate risk (or duration) and more exposure to intermediates would have aided the Fund's performance further as interest rates were falling. However, an overweight of three-year--five-year maturities strongly benefited relative returns and offset the negative impact of duration. In terms of sector strategies, a general overweight of non-Treasury securities detracted from relative returns. Positions in investment-grade and below-investment-grade securities detracted from relative performance. Even small positions in below-investment-grade securities had a considerable effect on returns as compared to the unmanaged Merrill Lynch 1-3 Year U.S. Treasury Note Index since they underperformed by such a significant margin. Finally, our overweighting commercial mortgage-backed securities aided returns as performance continued to be strong for these securities.

Sincerely,


(Nancy D. Celick)
Nancy D. Celick
President


(John Queen)
John Queen
Portfolio Manager


(Michael Sanchez)
Michael Sanchez
Portfolio Manager



February 6, 2001






December 31, 2000
Mercury Low Duration VIP Portfolio



FUND PERFORMANCE DATA

ABOUT FUND PERFORMANCE
None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The Fund's investment adviser pays annual operating expenses in excess of .58% of the Fund's average net assets. Were the investment adviser not to pay such expenses, net returns would be lower.


RECENT PERFORMANCE RESULTS*

                                                 6-Month        12-Month
As of December 31, 2000                        Total Return   Total Return

Mercury Low Duration VIP Portfolio                 +4.41%        +7.21%


*Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.


December 31, 2000

Mercury Low Duration VIP Portfolio



FUND PERFORMANCE DATA (CONCLUDED)

TOTAL RETURN BASED ON A $10,000 INVESTMENT

A line graph depicting the growth of Mercury Low Duration VIP
Portfolio*++ compared to growth of the Merrill Lynch 1-3 Yr. U.S.
Treasury Note Index++++. Beginning and ending values are:

                                      3/18/98**       12/00

Mercury Low Duration VIP
Portfolio*++                          $10,000        $11,496

Merrill Lynch 1-3 Yr. U.S.
Treasury Note Index++++               $10,000        $11,741


*Assuming transaction costs and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses. **Commencement of operations.
++Mercury Low Duration VIP Portfolio seeks to maximize total return, consistent with preservation of capital. The Fund invests in bonds of varying maturities with a portfolio duration of one-to-three years.
++++The Merrill Lynch 1-3 Year U.S. Treasury Note Index is an unmanaged index of US Treasury securities with maturities of one-to-three years which are guaranteed as to the timely payment of interest and principal by the U.S. Government.

Past performance is not predictive of future results.


AVERAGE ANNUAL TOTAL RETURN
                                                        % Return

One Year Ended 12/31/00                                   +7.21%
Inception (3/18/98) through 12/31/00                      +5.12



December 31, 2000
Mercury Low Duration VIP Portfolio

SCHEDULE OF INVESTMENTS
                          Face                                                               In US Dollars
Industry                 Amount                       Investments                                Value

CORPORATE BONDS & NOTES--33.7%
Automobile             $ 50,000      DaimlerChrysler NA, 7.001%
Manufacturer--                       due 8/16/2004 (a)                                       $     49,438
3.1%

Banks--1.0%              15,000      Sovereign Bancorp, 6.625% due 3/15/2001                       14,934

Consulting               10,000      Comdisco Inc., 5.95% due 4/30/2002                             7,700
Services--0.5%

Eurobanks--              50,000      Credit Industriel et Commercial (CIC), 7.236%
9.0%                                 due 6/18/2049 (a)                                             47,286
                         70,000      Okobank, 7.078% due 9/29/2049 (a)                             69,349
                         25,000      Robert Fleming Capital Ltd., 7.384% due
                                     5/07/2006 (a)                                                 24,972
                                                                                             ------------
                                                                                                  141,607

Financial                25,000      Ford Motor Credit Company, 6.125% due
Services--                           4/28/2003                                                     24,837
12.1%                    50,000      GS Escrow Corp., 7.759% due 8/01/2003 (a)                     47,745
                         50,000      Heller Financial Inc., 7.058% due
                                     8/09/2001 (a)                                                 50,022
                         50,000      John Deere Capital Corp., 6.92% due
                                     2/11/2002 (a)                                                 50,035
                         18,750      Pemex Finance Ltd., 5.72% due
                                     11/15/2003                                                    18,556
                                                                                             ------------
                                                                                                  191,195

Manufacturing--          50,000      Bombardier Capital Ltd., 6% due 1/15/2002 (b)                 49,493
3.1%

Telecom-                 25,000      Sprint Spectrum L.P., 11% due 8/15/2006                       26,933
munications--            50,000      US West Communications, 7.20% due
4.9%                                 11/01/2004                                                    50,845
                                                                                             ------------
                                                                                                   77,778

                                     Total Corporate Bonds & Notes
                                     (Cost--$533,867)                                             532,145



December 31, 2000
Mercury Low Duration VIP Portfolio


SCHEDULE OF INVESTMENTS (continued)

                          Face                                                               In US Dollars
Industry                 Amount                       Investments                                Value

GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES*--17.8%
Agency-Backed          $ 50,000      Government National Mortgage Association,
Securities--                         7% (c)                                                  $     50,219
3.2%

Collateralized          100,000      FGCI, 6.50% (c)                                              100,000
Mortgage                  3,258      Fannie Mae, 1993-142 SA, 6.918% due
Obligations--                        10/25/2022 (a)                                                 3,202
14.5%                   125,000      Freddie Mac, 7.50% (c)                                       126,914
                                                                                             ------------
                                                                                                  230,116

Stripped                  6,661      Fannie Mae, 1998-48 CI, 6.50% due
Mortgage-Backed                      8/25/2028**                                                    1,069
Securities--0.1%

                                     Total Government Agency Mortgage-Backed
                                     Securities (Cost--$279,366)                                  281,404


NON-AGENCY MORTGAGE-BACKED SECURITIES*--36.8%

Asset-Backed            10,000       ABSC Long Beach Home Equity Loan Trust,
Securities--                         2000-LB1 AF4, 7.825% due 3/21/2028                            10,361
29.3%                    50,000      Aames Mortgage Trust, 2000-1 A-4F, 7.76%
                                     due 1/25/2029                                                 50,664
                         20,956      Asset Backed Funding Certificates, 1999-1 A2F,
                                     7.641% due 10/25/2030                                         21,328
                         75,000      Associates Manufactured Housing Pass Through
                                     Certificates, 1996-2 A4, 6.60% due 6/15/2027                  75,370
                         22,179      Credit-Based Asset Servicing and Securitization,
                                     2000-CB2 A1A, 7.058% due 9/25/2029 (a)                        22,264
                         16,131      First Union-Lehman Brothers Commercial
                                     Mortgage, 1997-C1 A1, 7.15% due 2/18/2004                     16,457
                         14,967      Fund America Investors Trust I, 1998-NMC1 M1,
                                     7.088% due 6/25/2028 (a)                                      14,972
                                     Green Tree Recreational, Equipment & Consumer
                                     Trust:
                         22,343          1996-C A1, 6.95% due 10/15/2017 (a)                       22,373
                         50,000          1999-B CTFS, 7.70% due 7/15/2018                          48,811


December 31, 2000
Mercury Low Duration VIP Portfolio


SCHEDULE OF INVESTMENTS (continued)
                          Face                                                               In US Dollars
Industry                 Amount                       Investments                                Value

NON-AGENCY MORTGAGE-BACKED SECURITIES* (concluded)
Asset-Backed           $ 52,649      Nationslink Funding Corporation, 1999-SL A1V,
Securities                           7.078% due 4/10/2007 (a)                                $     52,637
(concluded)              10,496      Navistar Financial Corporation Owner Trust,
                                     1996-B A3, 6.33% due 4/21/2003                                10,497
                         19,162      Nomura Asset Securities Corporation,
                                     1995-MD3 A1A, 8.17% due 3/04/2020                             19,374
                         50,000      Nomura Depository Trust, 1998-ST1A A3A,
                                     7.26% due 1/15/2003 (a) (b)                                   49,453
                         48,629      Residential Asset Securities Corporation,
                                     2000-KS4 AII, 6.878% due 9/25/2031 (a)                        48,601
                                                                                             ------------
                                                                                                  463,162

Collateralized           37,399      Countrywide Home Loans, 1998-3 A1, 6.80%
Mortgage                             due 4/25/2028                                                 37,382
Obligations--            21,824      Medallion Trust, 2000-1G A1, 5.88% due
7.5%                                 7/12/2031 (a)                                                 21,848
                         18,864      Ocwen Residential MBS Corporation, 1998-R2
                                     AP, 7.55% due 11/25/2034 (a) (b)                              17,991
                         40,436      Washington Mutual, 2000-1 A1, 6.938% due
                                     6/25/2024 (a)                                                 40,356
                                                                                             ------------
                                                                                                  117,577

                                     Total Non-Agency Mortgage-Backed Securities
                                     (Cost--$582,315)                                             580,739

US TREASURY OBLIGATIONS--14.3%

                         50,000      US Treasury Bonds, 8.75% due 11/15/2008 (d)                   54,359
                         75,000      US Treasury Inflation Index Notes, 4.25% due
                                     1/15/2010 (d)                                                 80,594
                         85,000      US Treasury Notes, 6.50% due 10/15/2006 (d)                   90,711

                                     Total US Treasury Obligations
                                     (Cost--$220,145)                                             225,664



December 31, 2000
Mercury Low Duration VIP Portfolio


SCHEDULE OF INVESTMENTS (concluded)
                          Face                                                               In US Dollars
Industry                 Amount                       Investments                                Value

SHORT-TERM INVESTMENTS--4.7%
Commercial              $75,000      Compaq Computer Corporation, 7.65% due
Paper***--4.7%                       1/08/2001 (d)                                           $     74,904

                                     Total Short-Term Investments
                                     (Cost--$74,904)                                               74,904

                                     Total Investments
                                     (Cost--$1,690,597)--107.3%                                 1,694,856

                                     Time Deposits****--9.6%                                      151,708

                                     Liabilities in Excess of
                                     Other Assets--(16.9%)                                       (266,987)
                                                                                             ------------
                                     Net Assets--100.0%                                      $  1,579,577
                                                                                             ============


*Mortgage-Backed Obligations are subject to principal paydowns as a result of prepayments or refinancings of the underlying instruments.
As a result, the average life may be substantially less than the original maturity.
**Represents the interest only portion of a mortgage-backed obligation.
***Commercial Paper is traded on a discount basis; the interest rate shown reflects the discount rate paid at the time of purchase by the Fund.
****Time deposit bears interest at 4.75% and matures on 1/02/2001.
(a)Floating rate note.
(b)The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
(c)Represents a "to-be-announced" (TBA) transaction. The Fund has committed to purchasing securities for which all specific information is not available at this time.
(d)Security marked as segregated to cover TBA securities.

See Notes to Financial Statements.



December 31, 2000
Mercury Low Duration VIP Portfolio

STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 2000
Assets:
Investments, at value (identified cost--$1,690,597)                                        $  1,694,856
Time deposits                                                                                   151,708
Cash                                                                                                882
Receivables:
 Interest                                                                   $     12,818
 Securities sold                                                                      31         12,849
                                                                            ------------
Deferred organization expenses                                                                   10,161
                                                                                           ------------
Total assets                                                                                  1,870,456
                                                                                           ------------

Liabilities:
Payables:
 Securities purchased                                                            274,563
 Investment adviser                                                                5,363
 Capital shares redeemed                                                           1,250        281,176
                                                                            ------------
Accrued expenses                                                                                  9,703
                                                                                           ------------
Total liabilities                                                                               290,879
                                                                                           ------------

Net Assets:
Net assets                                                                                 $  1,579,577
                                                                                           ============

Net Assets Consist of:
Paid-in capital                                                                            $  1,615,602
Undistributed investment income--net                                                                 43
Accumulated realized capital losses on investments--net                                         (40,327)
Unrealized appreciation on investments--net                                                       4,259
                                                                                           ------------
Net assets--Equivalent to $9.77 per share based on
161,656 shares outstanding++                                                               $  1,579,577
                                                                                           ============


++Unlimited shares of no par value authorized.


See Notes to Financial Statements.


December 31, 2000
Mercury Low Duration VIP Portfolio


STATEMENT OF OPERATIONS
For the Year Ended December 31, 2000
Investment Income:
Interest and discount earned                                                               $    116,605
                                                                                           ------------
Expenses:
Accounting services                                                         $     25,390
Investment advisory fees                                                           7,838
Professional fees                                                                  4,754
Transfer agent fees                                                                3,371
Printing and shareholder reports                                                   2,666
Amortization of organization expenses                                              1,826
Pricing fees                                                                       1,775
Custodian fees                                                                     1,699
Registration fees                                                                     81
Trustees' fees and expenses                                                           46
Other                                                                              3,192
                                                                            ------------
Total expenses before reimbursement                                               52,638
Reimbursement of expenses                                                        (42,755)
                                                                            ------------
Total expenses after reimbursement                                                                9,883
                                                                                           ------------
Investment income--net                                                                          106,722
                                                                                           ------------

Realized & Unrealized Gain (Loss) on
Investments--Net:
Realized loss on investments--net                                                               (20,184)
Change in unrealized appreciation/depreciation on investments--net                               30,897
                                                                                           ------------
Net Increase in Net Assets Resulting from Operations                                       $    117,435
                                                                                           ============


See Notes to Financial Statements.


December 31, 2000
Mercury Low Duration VIP Portfolio


STATEMENTS OF CHANGES
IN NET ASSETS
                                                                                      For the
                                                                                     Year Ended
                                                                                     December 31,
Increase (Decrease)in Net Assets:                                                 2000           1999
Operations:
Investment income--net                                                      $    106,722   $     90,712
Realized loss on investments--net                                                (20,184)       (17,121)
Change in unrealized appreciation/depreciation on
investments--net                                                                  30,897        (25,481)
                                                                            ------------   ------------
Net increase in net assets resulting from operations                             117,435         48,110
                                                                            ------------   ------------

Dividends to Shareholders:
Investment income--net                                                          (108,953)       (91,719)
                                                                            ------------   ------------

Capital Share Transactions:
Net increase (decrease) in net assets derived from capital
share transactions                                                              (129,790)        20,746
                                                                            ------------   ------------

Net Assets:
Total decreasein net assets                                                     (121,308)       (22,863)
Beginning of year                                                              1,700,885      1,723,748
                                                                            ------------   ------------
End of year*                                                                $  1,579,577   $  1,700,885
                                                                            ============   ============

*Undistributed investment income--net                                       $         43   $      2,784
                                                                            ============   ============


See Notes to Financial Statements.


December 31, 2000
Mercury Low Duration VIP Portfolio


FINANCIAL HIGHLIGHTS
The following per share data and ratios have been derived from information provided in the financial statements.
                                                                                                                For the
                                                                                                                 Period
                                                                                                               March 18,
                                                                                  For the Year Ended           1998++ to
                                                                                     December 31,               Dec. 31,
Increase (Decrease) in Net Asset Value:                                            2000           1999            1998
Per Share Operating Performance:
Net asset value, beginning of period                                             $   9.72       $   9.98        $  10.00
                                                                                 --------       --------        --------
Investment income--net                                                                .61            .54             .46
Realized and unrealized gain (loss) on investments--net                               .07          (.27)           (.03)
                                                                                 --------       --------        --------
Total from investment operations                                                      .68            .27             .43
                                                                                 --------       --------        --------
Less dividends from investment income--net                                          (.63)          (.53)           (.45)
                                                                                 --------       --------        --------
Net asset value, end of period                                                   $   9.77       $   9.72        $   9.98
                                                                                 ========       ========        ========

Total Investment Return:**
Based on net asset value per share                                                  7.21%          2.80%        4.40%+++
                                                                                 ========       ========        ========

Ratios to Average Net Assets:
Expenses, net of reimbursement                                                       .58%           .58%           .58%*
                                                                                 ========       ========        ========
Expenses                                                                            3.09%          4.00%          5.56%*
                                                                                 ========       ========        ========
Investment income--net                                                              6.26%          5.32%          5.45%*
                                                                                 ========       ========        ========

Supplemental Data:
Net assets, end of period (in thousands)                                         $  1,580       $  1,701        $  1,724
                                                                                 ========       ========        ========
Portfolio turnover                                                                   222%           140%            296%
                                                                                 ========       ========        ========



*Annualized.
**Total investment returns exclude insurance-related fees and expenses. The Fund's investment adviser waived its management fee and reimbursed a portion of the Fund's expenses. Without such waiver and reimbursement, the Fund's performance would have been lower.
++Commencement of operations.
+++Aggregate total investment return.

See Notes to Financial Statements.


December 31, 2000
Mercury Low Duration VIP Portfolio


NOTES TO FINANCIAL STATEMENTS

MERCURY LOW DURATION VIP PORTFOLIO

1. Significant Accounting Policies:
Mercury Low Duration VIP Portfolio (the "Fund") (formerly Low Duration VIP Portfolio) is a fund of Mercury HW Variable Trust (the "Trust") (formerly Hotchkis and Wiley Variable Trust). The Trust is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company, which is organized as a Massachusetts business trust. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. Shares of the Fund are not offered to the general public, but may only be purchased by the separate accounts of participating insurance companies for the purpose of funding variable annuity contracts and/or variable life insurance contracts. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Trustees as the primary market. Securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Short-term securities are valued at amortized cost, which approximates market value. Other investments are stated at market value. Securities and assets for which market value quotations are not available are valued at their fair value as determined in good faith by or under the direction of the Trust's Board of Trustees.

(b) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(c) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Interest income (including amortization of premium and discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(d) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are declared and paid annually.

(e) Deferred organization expenses--Expenses incurred by the Trust in connection with the organization, registration and the initial public offering of shares are being deferred and amortized over the period of benefit, but not to exceed sixty months from the Fund's commencement of operations. The proceeds of any redemption of the initial shares by the original shareholder will be reduced by a pro-rata portion of any then unamortized organization expenses in the same proportion as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of such redemption.

(f) Reclassification--Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year's permanent book/tax differences of $510 have been reclassified between undistributed net investment income and paid-in capital in excess of par. These reclassifications have no effect on net assets or net asset value per share.

2. Investment Advisory Agreement and Transactions with Affiliates:
The Trust has entered into an Investment Advisory Agreement for the Fund with Fund Asset Management, L.P., doing business as Mercury Advisors ("Mercury Advisors"). The general partner of Mercury Advisors is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. Mercury Advisors is responsible for the management of the Fund's investments and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .46% of the average daily value of the Fund's net assets. Mercury Advisors has contractually agreed to pay all annual operating expenses in excess of .58% as applied to the Fund's daily net assets through April 30, 2001. For the year ended December 31, 2000, Mercury Advisors or its affiliate earned fees of $7,838, all of which was waived. Mercury Advisors or its affiliate also reimbursed the Fund $34,917 in additional expenses.

Financial Data Services, Inc. ("FDS"), an indirect, wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

FAM Distributors, Inc. ("FAMD"), an indirect, wholly-owned subsidiary of Merrill Lynch Group, Inc., is the Fund's distributor.

Accounting services were provided to the Fund by Mercury Advisors.

Certain officers and/or trustees of the Trust are officers and/or directors of Mercury Advisors, PSI, FAMD, FDS, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 2000 were $3,597,038 and $3,538,427, respectively.

Net realized losses for the year ended December 31, 2000 and net unrealized gains as of December 31, 2000 were as follows:

                                              Realized        Unrealized
                                               Losses           Gains

Long-term investments                      $   (20,184)     $      4,259
                                           -----------      ------------
Total                                      $   (20,184)     $      4,259
                                           ===========      ============


As of December 31, 2000, net unrealized appreciation for Federal income tax purposes aggregated $3,640, of which $11,594 related to appreciated securities and $7,954 related to depreciated securities. The aggregate cost of investments at December 31, 2000 for Federal income tax purposes was $1,842,924.

4. Capital Share Transactions:
Transactions in capital shares were as follows:


For the Year
Ended December 31, 2000                        Shares      Dollar Amount

Shares sold                                    76,648      $     744,694
Shares issued to shareholders in
reinvestment of dividends                      11,246            108,953
                                         ------------      -------------
Total issued                                   87,894            853,647
Shares redeemed                              (101,170)          (983,437)
                                         ------------      -------------
Net decrease                                  (13,276)     $    (129,790)
                                         ============      =============


For the Year
Ended December 31, 1999                        Shares      Dollar Amount

Shares sold                                    22,957       $    227,553
Shares issued to shareholders in
reinvestment of dividends                       9,271             91,307
                                         ------------      -------------
Total issued                                   32,228            318,860
Shares redeemed                               (30,071)          (298,114)
                                         ------------      -------------
Net increase                                    2,157      $      20,746
                                         ============      =============


5. Short-Term Borrowings:
On December 1, 2000, the Fund, along with certain other funds managed by Mercury Advisors and its affiliates, renewed and amended a $1,000,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .09% per annum based on the Fund's pro rata share of the unused portion of the facility. Amounts borrowed under the facility bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus
 .50% or a base rate as determined by Bank One, N.A. The Fund did not borrow under the facility during the year ended December 31, 2000.

6. Capital Loss Carryforward:
At December 31, 2000, the Fund had a net capital loss carryforward of approximately $40,000, of which $3,000 expires in 2006, $13,000 expires in 2007 and $24,000 expires in 2008. This amount will be available to offset like amounts of any future taxable gains.

7. Subsequent Events:
On January 30, 2001, the Trust's Board of Trustees determined that it was in the best interests of the Fund and its shareholders to terminate the Fund. The Board of Trustees based its decision on an evaluation of relevant information, including the small size of the Fund and its effect on the efficiency of Fund operations. The Fund is to be terminated as of the soonest reasonably practicable date, subject to receipt of any necessary regulatory approvals.

(Unaudited): On January 25, 2001, the Trust's Board of Trustees declared an ordinary income dividend to shareholders in the amount of $.044989 per share, payable on January 31, 2001 to shareholders of record as of January 25, 2001.



December 31, 2000
Mercury Low Duration VIP Portfolio



REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees and Shareholders of Mercury HW Variable Trust:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Mercury Low Duration VIPPortfolio (one of the four portfolios of Mercury HW Variable Trust, the "Fund") at December 31, 2000, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

As discussed in Note 7, on January 30, 2001, the Trust's Board of
Trustees determined that it was in the best interests of the Fund and its shareholders to terminate the Fund. The Fund is to be terminated as of the soonest reasonably practicable date, subject to receipt of any necessary regulatory approvals.


(PricewaterhouseCoopers LLP)
Milwaukee, WI
February 13, 2001